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                                                                   EXHIBIT 10.29


                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is executed by STERILE RECOVERIES, INC. (the "Company"), a Florida corporation, and STANDARD TEXTILE CO., INC. (the "Shareholder"), an Alabama corporation, to record their agreement regarding the Company's grant to the Shareholder (including its authorized registered assigns, the "Registered Owner") of certain rights to register shares of the Company's common stock, $.001 par value per share (the "Common Stock") issuable on conversion of Series A Preferred Stock issuable pursuant to the Acquisition Agreement dated the same date as this Agreement, among the Company, the Shareholder, and the Shareholder's subsidiary (the "Acquisition Agreement"). The Company and the Shareholder agree as follows:

         1. SCOPE AND PURPOSE. This Agreement applies to the following shares of Common Stock that are owned by, or issuable to, the Registered Owner on and after the effective date of this Agreement (collectively, the "Shares"): (a) all the shares of Common Stock that are issued by the Company to the Registered Owner on conversion of Series A Preferred Stock issuable pursuant to the Acquisition Agreement; (b) all additional shares of Common Stock issued or distributed to the Registered Owner in respect of the shares of Common Stock described in clause (a) above pursuant to a stock split, stock dividend, capital adjustment, recapitalization, reorganization, reclassification, or other similar transaction; (c) all shares of Common Stock issued or distributed to the Registered Owner in respect of any shares of Common Stock acquired pursuant to any of the transactions described in clauses (a) and (b) above; and
(d) any securities (whether or not Common Stock) issued or distributed to the Registered Owner in exchange, conversion, or substitution for any of the foregoing shares of Common Stock, whether pursuant to a merger, split-up, spin-off, share exchange, consolidation, reorganization, recapitalization, reclassification, or otherwise. Upon the occurrence of any event or transaction described in this section, the number of shares specified in section 4(a) will be proportionately adjusted to reflect any increase or decrease in the total number of the Shares.

         2. TERM. This Agreement is for a term beginning on its execution date and ending on the earlier of the following: (a) the date when all the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and sold in accordance with the registration statement covering them; or (b) the date when all the Shares can be publicly sold in compliance with the limitations of SEC Rule 144 under the Securities Act. Notwithstanding anything in this Agreement to the contrary, the registration rights conferred on the Registered Owner pursuant to section 3 will be suspended and inoperative whenever and for so long as the Company otherwise has a registration statement in effect with the Securities and Exchange Commission ("SEC") under the Securities Act that covers the Shares. The suspension of the Registered Owner's registration rights under section 3 will not affect the respective agreements and obligations of the Company and the Registered Owner under the other provisions of this Agreement, and those provisions will apply to every sale or issuance of the Shares pursuant to a registration statement of the Company that






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is in effect with the SEC under the Securities Act. In addition, the suspension of the Registered Owner's registration rights under section 3 will not excuse the Company from registering in accordance with this Agreement any Shares that are the subject of a piggy-back registration request that was validly made by the Registered Owner before the Company notified the Registered Owner of its intention to file the registration statement of the Company that triggered the suspension.

         3. LIMITED DEMAND REGISTRATION RIGHTS. If a Triggering Event (as defined below) occurs, on receipt of a written request from the Registered Owner specifying the number of Shares that the Registered Owner desires to register for public sale, the Company promptly shall prepare and file with the SEC under the Securities Act a registration statement covering a public offering of those Shares and shall use commercially reasonable efforts to cause the registration statement to become effective as soon as is practicable. The Registered Owner is entitled to exercise this right one time. The Registered Owner shall state in its request for registration whether it intends to distribute the registered shares by means of an underwriting. If the Registered Owner intends to distribute the registered shares by means of an underwriting, the Registered Owner shall sell the registered Shares through one or more underwriters (or a syndicate managed by one or more underwriters) that are selected by the Company. No request may be made under this Section 3 within 180 days after the effective date of a registration statement covering a firm commitment underwritten public offering in which the holders of Shares were entitled to join pursuant to Section 4 below. The Company may include in the registration any other securities that it or another selling shareholder desire to sell. For purposes of this section, the term "Triggering Event" means that
(a) at any time during the time period between September 1, 1999 and August 31, 2000, any two of Richard T. Isel, Bertram T. Martin, Jr., James T. Boosales, or Wayne R. Peterson no longer serve as executive officers of the Company, (b) at any time during the time period between September 1, 1999 and August 31, 2000, the letter agreement dated August 31, 1998, between the Company and Standard Textile Co., Inc. regarding long-term surgical product supply has been terminated (i) by Standard Textile based on the Company's default or (ii) by the Company without any default by Standard Textile, or (c) after September 1, 2000, no person affiliated with the Registered Owner serves as a director of the Company and the Company cannot provide on request to the Registered Owner an opinion of counsel acceptable to the Registered Owner confirming that Registered Owner is not an "affiliate" of the Company as that term is defined in Rule 144(a)(1) promulgated by the SEC under the Securities Act. The Company shall indemnify Registered Owner for any liability, loss, or damage (including defense costs) resulting from a claim that its sale of the Shares in reliance on the foregoing opinion violated the registration requirements of the Securities Act.

         4. INCIDENTAL REGISTRATION RIGHTS. If the Company, at any time or from time to time during the term of this Agreement, authorizes a registration of any offering of Common Stock under the Securities Act, whether or not for its own account, it shall include in that registration that number of Shares that the Registered Owner elects to register for public sale, to the extent permitted by the applicable registration form, and subject to any volume limitations prescribed by this Agreement. The Company promptly shall notify the




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Registered Owner of each proposed registration, and, to exercise its registration right, the Registered Owner must deliver to the Company within ten days after the effective date of its notice to the Registered Owner a written request for registration that specifies the number of Shares that the Registered Owner desires to include in the registration. The Company may determine for any reason not to proceed with its registration, so notify the Shareholder, and be relieved of its obligation to register any Shares at that time.

         The Company is not required to include any of the Shares in a registration that covers any of the following: (A) debt securities; (B) securities proposed to be issued in exchange for assets or securities of another corporation; (C) securities convertible into, or exchangeable for, shares of the Common Stock; (D) securities to be issued pursuant to a transaction registered on Form S-4 (or any registration form promulgated by the SEC in substitution of that form); (E) the initial public offering of the Common Stock, unless the managing underwriter of the offering does not object to including all or some of the Shares in the registration; or (F) securities to be registered on Form S-8 (or any registration form promulgated by the SEC in substitution of that form) and offered or issued pursuant to an employee benefit plan (as defined in SEC Rule 405 under the Securities Act) to any employee or employees of the Company or its subsidiaries or parent corporation (as defined in General Instruction A.1(a) to Form S-8).

         5. CONDITIONS TO REGISTRATION. The Company's obligations under this Agreement to register any Shares owned by the Registered Owner are subject to the following conditions:

             (a) The minimum number of Shares that the Registered Owner must include in a registration request is 200,000 Shares or, if less, all the Shares then owned by the Registered Owner;

             (b) The inclusion of the Shares in the registration must not violate any provisions of the Securities Act, any rule, regulation, or pronouncement of the SEC under the Securities Act, or any contractual obligation of the Company;

             (c) The Registered Owner must have performed in all material respects all agreements and obligations under this Agreement that are required to be performed by it in connection with the registration of the Shares;

             (d) The Registered Owner must provide to the Company all information, and take all action, as the Company reasonably requests with reasonable advance notice to enable it to comply with any applicable law, rule, regulation, or SEC pronouncement or to prepare the registration statement that will cover the Shares that will be included in the registration;




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             (e) If the registration will involve an underwritten offering of
         Common Stock by the Company, (i) the Company will not be required to include any Shares in the registration, unless the Registered Owner accepts and agrees to the underwriting terms of the underwriters selected by the Company, and (ii) the maximum number of Shares that the Company will be required to include in the registration will be limited to that number of Shares that, in the opinion of the managing underwriter of the offering will not adversely affect the public offering of the shares of Common Stock to be sold by the Company in the registration, without excluding any of those shares; and

             (f) Before the filing of a registration statement pertaining to the registration, the Registered Owner must deliver to the Company one or more agreements in form and content reasonably satisfactory to the Company's legal counsel that:

                 (i) Reaffirms all or any part of the agreements and
             obligations of the Registered Owner that are set forth in this Agreement;

                 (ii) Represents and warrants that the Registered Owner has, and will have at the time of sale of the Shares included in the registration, good and valid title to those Shares and full right, power, and authority to sell, assign, transfer, and deliver those Shares; and

                 (iii) Designates a law firm satisfactory to the Company to act as the Registered Owner's legal counsel in connection with the registration of the Shares (including the execution and delivery to the Company and any underwriters for the registered offering of a legal opinion to the effect set forth above).

The Company and the Shareholder acknowledge that the rights of the Shareholder to include shares of Common Stock in a registration will be subordinate to the Company and, subject to the foregoing provisions, on a parity with other persons holding contractual registration rights.

         5. ADDITIONAL COVENANTS OF REGISTERED OWNER. The Registered Owner shall not offer, sell, contract to sell (including any short sale), or otherwise transfer for a reasonable period of time (to be determined by the managing underwriter, but not to exceed 14 days before the effective date of the registration statement or 180 days after the effective date of the registration statement) any shares of Common Stock that are not included in the registration, any other equity securities of the Company, or any securities of the Company that are convertible into, or exercisable or exchangeable for, any equity securities of the Company, except for any gift of Common Stock to a donee who agrees to




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be bound by this restriction. In addition, if the Company is required to register any of the Shares for the Registered Owner pursuant to the exercise of a registration right provided in this Agreement, the Registered Owner shall:

             (a) Promptly furnish to the Company all information, and take all action, as the Company reasonably requests with reasonable advance notice, to enable it to comply with any applicable law, rule, regulation, or SEC pronouncement in connection with the registration;

             (b) If the registration will involve an underwritten offering of Common Stock by the Company, the Registered Owner shall:

                 (i) sell the registered Shares through the underwriter or
             syndicate of underwriters selected by the Company, on the same terms and conditions as those on which the Company will offer and sell shares of Common Stock in the registration;

                 (ii) enter into an underwriting agreement in customary form with the underwriter or syndicate of underwriters selected by the Company, which will provide (among other things) for the Company, the Registered Owner, and each underwriter (and each person who controls each underwriter within the meaning of Section 15 of the Securities Act) to grant to each other (and to each person who controls each of them within the meaning of Section 15 of the Securities Act) reciprocal indemnification and contribution rights against liabilities under the Securities Act, subject to such limitations as are appropriate to reflect the parties respective interests in the underwriting;

                 (iii) execute and deliver to the Company an irrevocable power of attorney naming a person or persons designated by the Company as attorney-in-fact for the Registered Owner for the purpose of entering into and carrying out the underwriting agreement and acting for the Registered Owner in all matters in connection with the registration, offer, and sale of the Shares to be included in the registration;

                 (iv) execute and deliver to the Company a custody agreement in form and content satisfactory to the Company's legal counsel that provides for the deposit with an agent designated by the Company of the certificates representing the Shares to be included in the registration for the purpose of delivery pursuant to the underwriting agreement pertaining to




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             the registered offering and containing other usual and customary provisions;

                 (v) deliver in negotiable form to the agent designated in the foregoing custody agreement the certificates representing the Shares to be included in the registration;

                 (vi) execute and deliver to the Company an agreement to the effect that the Registered Owner will not take any action which might reasonably be expected to cause or result in any manipulation of the price of any security of the Company to facilitate the sale of any Shares pursuant to the registration statement; and

                 (vii) execute and deliver to the Company or the underwriters all questionnaires, indemnity agreements, selling shareholder agreements, and other agreements and documents as they reasonably request and that are usual and customary in connection with a registered public offering of securities;

             (c) Pay all sales commissions, underwriting discounts, and fees and expenses of its legal counsel and other advisors in connection with the registration and public offering of the Shares included in the registration;

             (d) Take all action that is necessary or appropriate to assure that the statements contained in any prospectus pertaining to the registration, or any amendment or supplement of a prospectus (including any document incorporated by reference in it), in reliance upon and in conformity with information furnished to the Company by or on behalf of the Registered Owner for use therein will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time the prospectus is delivered to a purchaser, not misleading; and

             (e) If the Shares included in the registration will not be sold on the same terms and conditions (including the method of distribution) as those on which the Company will offer and sell shares of Common Stock in the registration, the Registered Owner shall:

                 (i) offer and sell all the Shares included in the registration in a manner contemplated by the SEC's General Instructions for use of the applicable registration statement form;




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                 (ii) promptly notify the Company in writing when all the
             Shares included in the registration have been sold, and, if any of them are not sold before the 91st day after the effective date of the registration statement, the Registered Owner promptly shall notify the Company of the number of Shares sold during the three-month period following the effective date of the registration and during each ensuing six-month period, until all the Shares included in the registration have been sold;

                 (iii) if, during the effectiveness of the registration
             statement for the registration, the Company notifies the Registered Owner of the occurrence of any event that, in the opinion of the Company's legal counsel, necessitates an amendment or supplement to any prospectus in order to cause the prospectus to comply with the Securities Act or to make the prospectus not misleading in light of the circumstances existing at the time, the Registered Owner promptly shall cease making any offers, sales, or other dispositions of the Shares included in the registration until the Registered Owner receives from the Company copies of an amendment or supplement to the prospectus;

                 (iv) during the period when a Prospectus is required to be delivered under the Securities Act with respect to the offering of the Shares, the Registered Owner promptly shall notify the Company of any event that materially affects the Registered Owner's plan of distribution of the Shares and should be set forth in an amendment or supplement to any prospectus in order to make the prospectus not misleading in light of the circumstances existing at the time it is delivered to any purchaser of the Shares;

                 (v) deliver copies of the final prospectus contained in the registration statement, and any amendments or supplements to it, to purchasers of the Shares as required by applicable laws, rules, and regulations; and

                 (vi) use all reasonable efforts to complete the distribution of the Shares included in the registration as promptly as possible and in any event within 90 days after the later of the date when the SEC declares the registration statement effective.

         6. PAYMENT OF EXPENSES. The Company shall pay all costs and expenses incident to every registration of any Shares under this Agreement, including the following:




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the registration fee of the SEC; the fee of the National Association of
Securities Dealers, Inc.; the expenses of qualifying or registering any of the Shares for sale under the "Blue Sky" or securities laws of any state (including the filing fees, legal fees and other costs pertaining to the qualification or registration and the preparation of any Blue Sky Survey or Memorandum) up to a maximum aggregate amount of $5,000 per registration for states where the Company otherwise would not qualify or register the registered offering for its account; the fees and expenses of the Company's legal counsel and independent public accountants in connection with the registration; the cost of preparing, printing, filing on EDGAR, and delivering the registration statement, all related prospectuses, and all amendments and supplements to the registration statement or any prospectus; and all other costs and expenses of obtaining and maintaining the effectiveness of the registration statement. Costs and expenses paid pursuant to this section exclude underwriting discounts and selling commissions applicable to the sale of Shares.

         7. INDEMNIFICATION. In connection with each registration of any Shares under the Securities Act pursuant to this Agreement, the Registered Owner (to the extent of the aggregate offering price of those Shares sold in the registration) shall indemnify and hold harmless the Company (and every person who controls the Company within the meaning of Section 15 of the Securities
Act) from and against all cost, loss, claims, damage, expense, and liability to which any of them becomes subject under the Securities Act or any state securities laws (including fines, interest, penalties, amounts paid in settlement, and costs reasonably incurred in investigating, defending, and settling any claim), to the extent that they arise out of, or are based on, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment to it), or any prospectus (or any amendment or supplement to it), that relates to the sale of any Shares, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only if the untrue statement or alleged untrue statement, or the omission or alleged omission, was made in reliance upon, and in conformity with, information furnished to the Company by or on behalf of the Registered Owner for use in the registration statement (or any amendment to it) or any related prospectus (or any amendment or supplement to it).

         The Company shall indemnify and hold harmless the Registered Owner (and every person who controls the Registered Owner within the meaning of Section 15 of the Securities Act) against any and all costs, loss, claims, damage, expense, and liability to which any of them becomes subject under the Securities Act or any state securities laws (including fines, interest, penalties, amounts paid in settlement, and costs reasonably incurred in investigating, defending, and settling any claim) to the extent that they arise out of, or are based on, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment to it), or any prospectus (or any amendment or supplement to it), which prospectus or registration statement relates to the sale of any Shares, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for an untrue statement




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or omission, or an alleged untrue statement or omission, that was included in the registration statement (or any amendment to it) or in any prospectus (or any amendment or supplement to it) in reliance on, and in conformity with, information furnished to the Company by or on behalf of the Registered Owner for use in the registration statement (or any amendment to it) or any related prospectus (or any amendment or supplement to it).

         Each indemnified party promptly shall notify each indemnifying party of any claim asserted or action commenced against it that is subject to the indemnification provisions of this section, but failure to so notify an indemnifying party will not relieve the indemnifying party from any liability pursuant to these indemnity provisions or otherwise, unless the failure materially prejudices the rights or obligations of the indemnifying party. Without limiting what might be materially prejudicial to an indemnifying party, the failure of an indemnified party to notify an indemnifying party of a lawsuit within ten days after the date when the indemnified party is served with a copy of the complaint, petition, or other pleading asserting the indemnifiable claim will be considered materially prejudicial to the rights and obligations of any indemnifying party who was not also served with a copy of the complaint, petition, or other pleading asserting the indemnifiable claim.

         An indemnifying party may participate at its own expense in the defense of any indemnifiable action against an indemnified party or, if it so elects within a reasonable time, assume the defense of the action against the indemnified party with legal counsel selected by it but reasonably satisfactory to each indemnified party who is a defendant in the action. If the indemnifying party elects to assume the defense of any indemnified action, each indemnified party who is a defendant in the action will be entitled to employ separate counsel and participate in the defense of the action at its own expense. However, each indemnified party who so elects to participate in the defense of the action shall cooperate, and shall cause its legal counsel to cooperate, with the indemnifying party and its legal counsel in the defense of the action. If the indemnifying party does not elect to assume the defense of an indemnifiable action in a timely manner, or assumes the defense and fails to employ defense counsel reasonably satisfactory to each indemnified party, or any indemnified party reasonably determines in its judgment that having common defense counsel with the indemnifying party would present actual conflicts of interest, an indemnified party may employ legal counsel selected by it but reasonably satisfactory to the indemnifying party to defend the action at the indemnifying party's expense. In no event, however, will an indemnifying party be liable for the fees and expenses of more than one separate legal counsel for all indemnified parties in any jurisdiction or in connection with any claim or action, or any series of separate but similar or related claims or actions, arising out of the same general allegations and circumstances.

         An indemnified party shall not settle an indemnified claim or action without the prior written consent of the indemnifying party. The indemnifying party shall notify the indemnified party whether or not it will consent to a proposed settlement within ten days after it receives from the indemnified party notice of the proposed settlement, summarizing all the terms and conditions of settlement. The indemnifying party's failure to notify the




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indemnified party within that ten-day period whether or not it consents to the proposed settlement will constitute its consent to the proposed settlement.

         This indemnity does not apply to any untrue statement or omission, or any alleged untrue statement or omission that was made in a preliminary prospectus but remedied or eliminated in the final prospectus (including any amendment or supplement to it), if a copy of the definitive prospectus (including any amendment or supplement to it) was delivered to the person asserting the claim at or before the time required by the Securities Act and the delivery of the definitive prospectus (including any amendment or supplement to it) constitutes a defense to the claim asserted by the person.

         If the indemnification provided in this Agreement is either unavailable to any indemnified party for any reason or insufficient to hold an indemnified party harmless to the extent contemplated by this Agreement, then each party otherwise obligated to provide the indemnification shall contribute to the amount paid or payable by the indemnified party for which indemnification is unavailable or insufficient, except to the extent that contribution is not permitted under Section 11(d) of the Securities Act. The parties' relative proportions of contribution will be determined based on the relative economic benefits received or to be received by the parties from the registered public offering (measured by their respective shares of the aggregate net proceeds of the offering) for which indemnification is unavailable or insufficient and their relative fault in the matter, taking into account their relative knowledge and access to information regarding the matter that is the subject of the claim or action, their relative opportunity to correct or prevent any act, condition, statement, or omission that is the subject of the claim or action, and other appropriate equitable considerations.

         8. GOVERNING LAW; REMEDIES. The validity, interpretation, construction, and enforcement of this Agreement are governed by the laws of the State of Florida and the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to resolution of conflicts with laws of other jurisdictions. The proper and convenient (but not exclusive) venues for all legal proceedings arising out of this Agreement are Pinellas County, Florida, for state court proceedings, and the Middle District of Florida, Tampa Division, for federal district court proceedings, and the Company and the Registered Owner waive any defense, whether asserted by motion or pleading, that Pinellas County, Florida, or the Middle District of Florida, Tampa Division, is an improper or inconvenient venue. The Company and the Registered Owner consent to the personal jurisdiction of the state and federal courts in the State of Florida with respect to any litigation arising out of this Agreement.

         In any mediation, arbitration, litigation, or other legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs (including reasonable attorney fees) incurred by the prevailing party in connection with the proceeding.




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         9.  NOTICES. Every notice, consent, demand, approval, and request required or permitted by this Agreement will be valid only if it is in writing, delivered personally or by telecopy, commercial courier, or first class, postage prepaid United States mail (whether or not certified or registered and regardless of whether a return receipt is received by the sender), and addressed by the sender to the party who is the intended recipient at its address most recently designated to the other party by notice given in accordance with this section. A validly given notice, consent, demand, approval, or request will be effective on the earlier of its receipt, if delivered personally or by telecopy or commercial courier, or the third day after it is postmarked by the United States Postal Service, if it is delivered by United States mail. Each party promptly shall notify the other parties of any change in its principal mailing address.

         10. FORM AND INTERPRETATION. The headings preceding the text of the sections of this Agreement are solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. Unless otherwise expressly indicated, all references in this Agreement to a section are to a section of this Agreement. As used in this Agreement, (a) the word "INCLUDING" is always without limitation, (b) the word "DAYS" refers to calendar days, including Saturdays, Sundays, and holidays, (c) words in the singular number include words of the plural number and vice versa, (d) the word "PERSON" includes, in addition to a natural person, a trust, corporation, partnership, joint venture, association, unincorporated organization, public body or authority, and a government or any governmental body, agency, authority, department, or subdivision, and (e) the word "COSTS" includes the fees, costs, and expenses of agents, experts, attorneys, witnesses, mediators, arbitrators, and supersedeas bonds, whether incurred before or after demand or commencement of any legal proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law. However, if a provision in this Agreement is held by a court to be invalid or unenforceable under applicable law, that provision will be deemed separable from the remaining provisions of this Agreement and will not affect the validity, interpretation, or effect of other provisions of this Agreement or the application of that provision to circumstances in which it is valid and enforceable.

         11. ASSIGNMENT; THIRD PARTY RIGHTS. This Agreement is binding on, and inures to the benefit of, every assignee and successor of a party to this Agreement (by operation of law or otherwise), except that the Shareholder may assign its registration rights and obligations under this Agreement only to any person to whom it transfers all the Shares, except for a purchaser of Shares in either a transaction under SEC Rule 144 or a public offering that is registered with the SEC under the Securities Act. If the Shareholder transfers to a person fewer than all the Shares, only the Shareholder will have the registration rights and obligations of a Registered Owner under this Agreement. The Shareholder shall promptly notify the Company of any transfer of its registration rights under this Agreement. A Registered Owner to whom the Shareholder transfers its registration rights under this Agreement is not permitted to retransfer any of those




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

registration rights to anyone else. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the parties to this Agreement and their respective successors and authorized assignees, any right, remedy, or claim under or because of either this Agreement or any provision of it. All references in this Agreement to "Registered Owner" include the Shareholder and its successors and permitted assignees.

         12. INTEGRATION; MODIFICATION. This Agreement records the entire and exclusive understandings between the parties regarding the subject matter of this Agreement and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, between them. A waiver, amendment, discharge, extension, termination, or modification of this Agreement will be valid and effective only if it is in writing and signed by both the parties to this Agreement. A written waiver of a right, remedy, or obligation under any provision of this Agreement will not constitute a waiver of the provision itself, a waiver of any succeeding right, remedy, or obligation under the provision, or a waiver of any other right, remedy, or obligation under this Agreement.

         13. PERFORMANCE OF AGREEMENT. Time is of the essence with respect to the performance or satisfaction of every covenant, agreement, and obligation of the parties under this Agreement. When any provision of this Agreement requires or prohibits action to be taken by a person, the provision applies regardless of whether the action is taken directly or indirectly by the person.

         14. EXECUTION; EFFECTIVE DATE. The parties may execute this Agreement in counterparts. Each executed counterpart will constitute an original document, and all of them, together, will constitute the same agreement. This Agreement will become effective on the execution date stated below, when each party has executed and delivered a counterpart to the other party.

EXECUTED: August 31, 1998.


                                      STERILE RECOVERIES, INC.


WITNESSES:                            By: /s/ Bertram T. Martin, Jr.      (SEAL)
                                         --------------------------------------
/s/                                      Name: Bertram T. Martin, Jr.
-----------------------------------            --------------------------------
Name:                                    Title: President
     ------------------------------            --------------------------------

/s/
-----------------------------------
Name:
     ------------------------------

                                      STANDARD TEXTILE CO., INC.


WITNESSES:                            By:   /s/ Edward M. Frankel         (SEAL)
                                         --------------------------------------
/s/                                      Name: Edward M. Frankel
-----------------------------------            --------------------------------
Name:                                    Title: Vice President
     ------------------------------            --------------------------------

/s/
-----------------------------------
Name:
     ------------------------------




                                     -13-